Exhibit 99.1

Leaf Group Announces Preliminary Third Quarter 2020 Results

Records Highest Quarterly Revenue Growth Rate Since the Company’s 2011 IPO, Highest Quarterly Revenue Since FY2013

Society6 Group Posts Record Quarterly Revenue and New Customers

Santa Monica, Calif., – October 5, 2020 – Leaf Group Ltd. (NYSE: LEAF), a diversified consumer internet company, today provided a financial update. Leaf Group’s third quarter 2020 revenue grew over 50% year-over-year, reflecting strong Marketplaces growth through the end of September 2020, partially offset by lower Media revenue. Leaf Group’s third quarter 2020 revenue was its highest since fiscal year 2013, driven by its strongest year-over-year revenue growth rate since the Company went public in 2011.

●	Society6 Group Gross Transaction Value (GTV) increased over 115% year-over-year in the third quarter 2020 driven by overall Direct-to-Consumer GTV growth of over 125%, including over 140% growth in the US and over 50% growth internationally. Society6 Group experienced strong eCommerce demand across all its main categories of Wall Art, Home Décor, and Technology and a record GTV quarter for Society6’s Business-to-Business segment. In addition, Society6 Group delivered record new customers in Q3 2020.
●	Saatchi Art Group GTV increased over 30% in Q3 2020 driven by strength in the Saatchi Art online marketplace with GTV growth of over 70% and the recently-launched The Other Art Fair Online Studios, offset by the postponement or cancellation of its live fairs for the third quarter 2020. In addition, Saatchi Art online marketplace set an all-time high for quarterly GTV in Q3 2020.
●	Media revenue declined approximately 13% year-over-year in the third quarter 2020, driven by improving trends in direct advertising sales compared to the second quarter of 2020.
●	As of September 30, 2020, Leaf Group had over $30 million in cash and cash equivalents.

“We are very proud that Leaf Group delivered another record quarter” said Sean Moriarty, CEO of Leaf Group. “Our performance in the third quarter of 2020 highlights the durability of our portfolio strategy as we continue to deliver outstanding results in a volatile macroeconomic environment. Consumer behavior is continuing to shift online especially in our main categories of Home, Art & Design and Fitness & Wellness, positioning the Company for sustained growth and free cash flow generation. We reiterate our 2022 Targets previously communicated in our Q2 2020 shareholder letter and earnings conference call of more than $250 million in revenue and $20 million in Adjusted EBITDA as guideposts for investors based on increased confidence in the growth and strength of our key brands and proven portfolio operating leverage. We expect that selective, strategic tuck-in acquisitions would be additive to these targets.”

Leaf Group expects to announce full third quarter financial results in the ordinary course.

Exhibit 99.1

About Leaf Group

Leaf Group Ltd. (NYSE: LEAF) is a diversified consumer internet company that builds enduring, digital first brands that reach passionate audiences in large and growing lifestyle categories, including Fitness & Wellness (Well+Good, Livestrong.com and MyPlate App), and Home, Art & Design (Saatchi Art, Society6 and Hunker). For more information about Leaf Group, visit www.leafgroup.com.

Cautionary Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements set forth in this press release include, among other things, statements regarding the Company’s preliminary financial results, the Company’s future financial performance, the Company’s financial targets for future periods, and the Company’s business and operational strategy.  In addition, statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” “targets,” “guidance,” “guideposts,” or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the Company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting Leaf Group’s operations, markets, products and services; and are based on current expectations, estimates and projections about the Company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the Company’s operating and financial results are described in Leaf Group’s annual report on Form 10-K for the fiscal year ending December 31, 2019 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 16, 2020, as such risks and uncertainties may be updated from time to time in Leaf Group’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: risks associated with political and economic instability domestically and internationally including those resulting from the COVID-19 pandemic, which have and could lead to fluctuations in the availability of credit, decreased business and consumer confidence and increased unemployment; the Company’s ability to execute its business plan to return to compliance with the continued listing criteria of the New York Stock Exchange (“NYSE”); the Company’s ability to continue to comply with applicable listing standards within the available cure period; changes by the Small Business Administration or other governmental authorities regarding the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”), the Paycheck Protection Program (“PPP”) or related administrative matters; the Company’s ability to comply with the terms of the PPP loan and the CARES Act, including to use the proceeds of the PPP loan; the Company’s ability to successfully drive and increase traffic to its marketplaces and media properties; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google, Bing and Yahoo!; the Company’s ability to attract new and repeat customers and artists to its marketplaces and successfully grow its marketplace businesses; the potential impact on advertising-based revenue from lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software, particularly on mobile devices and/or ongoing changes in ad unit formats; the Company’s dependence on various agreements with a

Exhibit 99.1

specific business partner for a significant portion of its advertising revenue; the effects of shifting consumption of media content and online shopping from desktop to mobile devices and/or social media platforms; the Company’s history of incurring net operating losses; the Company’s ability to obtain capital when desired on favorable terms; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; the Company’s ability to effectively integrate, manage, operate and grow acquired businesses; the Company’s ability to retain key personnel; the Company’s ability to prevent any actual or perceived security breaches; the Company’s ability to expand its business internationally; the review of strategic alternatives; the Company’s ability to generate long-term value for its stockholders; and any future actions that may be taken by activist stockholders. From time to time, the Company may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. Any forward-looking statement made by the Company in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to revise or update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law, and may not provide this type of information in the future.

Investor Contacts

Shawn Milne
Investor Relations
415-264-3419
shawn.milne@leafgroup.com

Media Contacts

Sharna Daduk
VP, Communications
Sharna.daduk@leafgroup.com

John Christiansen/Matt Reid
Sard Verbinnen & Co
415-618-8750/310-201-2040
LeafGroup-SVC@sardverb.com

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